Exhibit 99.1

For Immediate Release

Contact: John Lynch, Vice President, Treasurer and Investor Relations, 508-482-2314

Waters Reports Second Quarter 2016 Financial Results

Company Delivers Revenue of $537 Million and

Diluted GAAP EPS of $1.57 (Non-GAAP EPS of $1.58)

•	Sales Grew 8% As Reported and in Constant Currency

•	Growth Highlights Include Global Pharmaceutical Market and Recurring Revenues

•	Operating Leverage Driven by Revenue Strength and Margin Improvement

Milford, Massachusetts, July 26, 2016 - Waters Corporation (NYSE: WAT) reported second quarter 2016 sales of $537 million, an 8% increase versus sales of $495 million in the second quarter of 2015. Foreign currency translation did not materially impact sales growth. On a GAAP basis, earnings per diluted share (EPS) for the second quarter were up 24% to $1.57 compared to $1.27 for the second quarter of 2015. On a non-GAAP basis, including the adjustments in the attached reconciliation, EPS increased 20% to $1.58 from $1.32 in the second quarter of 2015. A description and reconciliation of GAAP to non-GAAP EPS is attached and can be found on the Company’s website at http://www.waters.com under the caption “Investors”.

Through the first six months of 2016, sales for the Company were $1,012 million, up 6% compared with sales of $955 million in the first six months of 2015. Foreign currency translation decreased sales growth during the first half of 2016 by 1%. On a GAAP basis, EPS for the first six months of 2016 were up 13% to $2.72 compared to $2.41 for the comparable period in 2015. On a non-GAAP basis and including adjustments in the attached reconciliation, EPS increased 13% to $2.85 in the first six months of 2016 as compared to $2.52 in 2015.

Commenting on the Company’s performance, Christopher J. O’Connell, President and Chief Executive Officer said, “Continued strength in bio/pharmaceutical end markets and improvement in industrial end markets, as well as relatively balanced instrument and recurring revenue growth, highlighted our second quarter results. Disciplined execution of our business plan contributed to operating leverage and strong earnings per share growth, while we continued to invest in innovation to drive future growth.”

The sales growth percentages below are on an as reported basis and are the same as the sales growth percentages on a constant currency basis, as detailed in the attached reconciliation of GAAP to non-GAAP sales.

Results from the Company’s end markets in the quarter were highlighted by 12% sales growth from the broadly defined bio/pharmaceutical market and 7% sales growth from the industrial market, offset by a 4% decline in sales within the government and academic market.

The Company’s recurring revenues, the combination of service and consumables, posted 10% sales growth in comparison to a strong prior year’s result, while instrument system sales grew about 7% in the quarter.

Geographically, the Company’s sales growth rate in Asia was 9%, with continued strong demand from China. Sales in Europe increased by 12%, while sales in the U.S. increased by 5% in the quarter.

As communicated in a prior press release, Waters Corporation will webcast its second quarter 2016 financial results conference call this morning, July 26, 2016 at 8:00 a.m. eastern time. To listen to the call, connect to www.waters.com, choose “Investors” and click on the “Live Webcast”. A replay will be available through August 2, 2016 at midnight eastern time, similarly by webcast and also by phone at 402-998-0509.

About Waters Corporation

Waters Corporation (NYSE: WAT) develops and manufactures advanced analytical science technologies for laboratory-dependent organizations. For more than 50 years, the Company has pioneered a connected portfolio of separations science, laboratory information management, mass spectrometry and thermal analysis systems.

Non-GAAP Financial Measures

This press release contains financial measures, such as constant currency growth rate, adjusted operating income, adjusted earnings per share and adjusted operating margin, among others, which are considered “non-GAAP” financial measures under applicable U.S. Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP). The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. The non-GAAP financial measures used in this press release adjust for specified items that can be highly variable or difficult to predict. The Company generally uses these non-GAAP financial measures to facilitate management’s financial and operational decision-making, including evaluation of Waters Corporation’s historical operating results, comparison to competitors’ operating results and determination of management incentive compensation. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting Waters Corporation’s business. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables accompanying this release.

CAUTIONARY STATEMENT

This release may contain “forward-looking” statements regarding future results and events. For this purpose, any statements that are not statements of historical fact may be deemed forward-looking statements. Without limiting the foregoing, the words, “feels”, “believes”, “anticipates”, “plans”, “expects”, “intends”, “suggests”, “appears”, “estimates”, “projects”, and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements. The Company’s actual future results may differ significantly from the results discussed in the forward-looking statements within this release for a variety of reasons, including and without limitation, the affect on the Company’s financial results from the United Kingdom voting to exit the European Union; foreign exchange rate fluctuations potentially affecting translation of the Company’s future non-U.S. operating results; the impact on demand among the Company’s various market sectors from economic, sovereign and political uncertainties; fluctuations in expenditures by the Company’s customers, in particular large pharmaceutical companies; introduction of competing products by other companies and loss of market share; pressures on prices from competitors and/or customers; regulatory, economic and competitive obstacles to new product introductions; other changes in demand from the effect of mergers and acquisitions by the Company’s customers; increased regulatory burdens as the Company’s business evolves, especially with respect to the U.S. Food and Drug Administration and U.S. Environmental Protection Agency, among others; shifts in taxable income in jurisdictions with different effective tax rates; the outcome of tax examinations or changes in respective country legislation affecting the Company’s effective tax rate; the ability to access capital, maintain liquidity and service our debt in volatile market conditions, particularly in the U.S., as a large portion of the Company’s cash is held and operating cash flows are generated outside the U.S.; environmental and logistical obstacles affecting the distribution of products and risks associated with lawsuits and other legal actions, particularly involving claims for infringement of patents and other intellectual property rights. Such factors and others are discussed more fully in the sections entitled “Forward-Looking Statements” and “Risk Factors” of the Company’s annual report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission, which “Forward-Looking Statements” and “Risk Factors” discussions are incorporated by reference in this release. The forward-looking statements included in this release represent the Company’s estimates or views as of the date of this release report and should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this release.

Waters Corporation and Subsidiaries

Condensed Preliminary Unclassified Consolidated Balance Sheets

(In thousands and unaudited)

	July 2, 2016	December 31, 2015

Cash, cash equivalents and investments	2,599,786	2,399,263
Accounts receivable	445,953	468,315
Inventories	286,447	263,415
Property, plant and equipment, net	330,235	333,355
Intangible assets, net	217,393	218,022
Goodwill	352,987	356,864
Other assets	215,272	229,443
Total assets	4,448,073	4,268,677

Notes payable and debt	1,756,958	1,668,336
Other liabilities	541,771	541,490
Total liabilities	2,298,729	2,209,826

Total equity	2,149,344	2,058,851
Total liabilities and equity	4,448,073	4,268,677

Waters Corporation and Subsidiaries

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	July 2, 2016	July 4, 2015	July 2, 2016	July 4, 2015

Net sales	$536,560	$494,740	$1,011,806	$955,144
Cost of sales	220,379	208,707	421,530	397,953

Gross profit	316,181	286,033	590,276	557,191

Selling and administrative expenses	129,581	122,660	258,932	242,411
Research and development expenses	32,578	30,555	62,016	59,506
Purchased intangibles amortization	2,411	2,500	5,055	4,974

Operating income	151,611	130,318	264,273	250,300

Interest expense, net	(6,156)	(6,546)	(12,188)	(13,181)

Income from operations before income taxes	145,455	123,772	252,085	237,119

Provision for income taxes	17,238	18,115	29,816	35,401

Net income	$128,217	$105,657	$222,269	$201,718

Net income per basic common share	$1.59	$1.28	$2.74	$2.44

Weighted-average number of basic common shares	80,804	82,564	81,043	82,798

Net income per diluted common share	$1.57	$1.27	$2.72	$2.41

Weighted-average number of diluted common shares and equivalents	81,455	83,332	81,663	83,551

Waters Corporation and Subsidiaries

Quarterly Reconciliation of GAAP to Adjusted Non-GAAP

Net Sales by Operating Segment, Products & Services, Geography and Markets

Quarters Ended July 2, 2016 and July 4, 2015

(in thousands)

					Constant
	Three Months Ended		Percent	Currency	Currency
	July 2, 2016	July 4, 2015	Change	Impact	Growth Rate (a)

NET SALES - OPERATING SEGMENT

Waters	$478,731	$442,232	8%	$497	8%
TA	57,829	52,508	10%	(167)	10%

Total	$536,560	$494,740	8%	$330	8%

NET SALES - PRODUCTS & SERVICES

Instruments	$272,639	$254,297	7%	$(460)	7%

Service	176,873	162,704	9%	(358)	9%
Chemistry	87,048	77,739	12%	1,148	11%

Total Recurring	263,921	240,443	10%	790	10%

Total	$536,560	$494,740	8%	$330	8%

NET SALES - GEOGRAPHY

Americas	$202,895	$192,652	5%	$(1,850)	6%
Europe	143,317	127,414	12%	2,188	12%
Asia	190,348	174,674	9%	(8)	9%

Total	$536,560	$494,740	8%	$330	8%

NET SALES - MARKETS

Pharmaceutical	$310,009	$276,851	12%	$(191)	12%
Industrial	166,686	155,379	7%	939	7%
Government & Academic	59,865	62,510	(4%)	(418)	(4%)

Total	$536,560	$494,740	8%	$330	8%

(a)	The Company believes that referring to comparable, constant currency growth rates is a useful way to evaluate the underlying performance of Waters Corporation’s net sales. Constant currency growth rate, a non-GAAP financial measure, measures the change in net sales between current and prior year periods ignoring the impact of foreign currency exchange rates during the current period. See description of non-GAAP financial measures contained in this release.

Waters Corporation and Subsidiaries

Quarterly Reconciliation of GAAP to Adjusted Non-GAAP

Net Sales by Operating Segment, Products & Services, Geography and Markets

Six Months Ended July 2, 2016 and July 4, 2015

(in thousands)

					Constant
	Six Months Ended		Percent	Currency	Currency
	July 2, 2016	July 4, 2015	Change	Impact	Growth Rate (a)

NET SALES - OPERATING SEGMENT

Waters	$902,924	$851,900	6%	$(5,824)	7%
TA	108,882	103,244	5%	(318)	6%

Total	$1,011,806	$955,144	6%	$(6,142)	7%

NET SALES - PRODUCTS & SERVICES

Instruments	$496,346	$478,987	4%	$(4,891)	5%

Service	344,262	320,235	8%	(2,210)	8%
Chemistry	171,198	155,922	10%	959	9%

Total Recurring	515,460	476,157	8%	(1,251)	9%

Total	$1,011,806	$955,144	6%	$(6,142)	7%

NET SALES - GEOGRAPHY

Americas	$381,636	$370,232	3%	$(2,616)	4%
Europe	268,349	251,815	7%	671	7%
Asia	361,821	333,097	9%	(4,197)	10%

Total	$1,011,806	$955,144	6%	$(6,142)	7%

NET SALES - MARKETS

Pharmaceutical	$569,095	$518,154	10%	$(4,627)	11%
Industrial	320,207	310,389	3%	(250)	3%
Government & Academic	122,504	126,601	(3%)	(1,265)	(2%)

Total	$1,011,806	$955,144	6%	$(6,142)	7%

(a)	The Company believes that referring to comparable, constant currency growth rates is a useful way to evaluate the underlying performance of Waters Corporation’s net sales. Constant currency growth rate, a non-GAAP financial measure, measures the change in net sales between current and prior year periods ignoring the impact of foreign currency exchange rates during the current period. See description of non-GAAP financial measures contained in this release.

Waters Corporation and Subsidiaries

Reconciliation of GAAP to Adjusted Non-GAAP Financials

Quarters and Six Months Ended July 2, 2016 and July 4, 2015

(in thousands, except per share data)

	Net Sales	Gross Profit	Gross Profit Percentage	Selling & Administrative Expenses	Research & Development Expenses	Operating Income	Operating Income Percentage	Interest Expense, Net	Income from Operations before Income Taxes	Provision for Income Taxes	Net Income	Diluted Earnings per Share
Quarter Ended July 2, 2016
GAAP	$536,560	$316,181	58.9%	$131,992	$32,578	$151,611	28.3%	$(6,156)	$145,455	$17,238	$128,217	$1.57
Adjustments:
Purchased intangibles amortization (a)	—	—	—	(2,411)	—	2,411	0.4%	—	2,411	721	1,690	0.02
Restructuring costs, asset impairments, acquisition-related costs & certain other items (c)	—	—	—	(1,980)	—	1,980	0.4%	—	1,980	519	1,461	0.02
Certain incometax items (d)	—	—	—	—	—	—	—	—	—	2,367	(2,367)	(0.03)

Adjusted Non-GAAP	$536,560	$316,181	58.9%	$127,601	$32,578	$156,002	29.1%	$(6,156)	$149,846	$20,845	$129,001	$1.58

Quarter Ended July 4, 2015
GAAP	$494,740	$286,033	57.8%	$125,160	$30,555	$130,318	26.3%	$(6,546)	$123,772	$18,115	$105,657	$1.27
Adjustments:
Purchased intangibles amortization (a)	—	—	—	(2,500)	—	2,500	0.5%	—	2,500	717	1,783	0.02
Restructuring costs, asset impairments, acquisition-related costs & certain other items (c)	—	—	—	(2,016)	—	2,016	0.4%	—	2,016	636	1,380	0.02
Certain income tax items (d)	—	—	—	—	—	—	—	—	—	(793)	793	0.01

Adjusted Non-GAAP	$494,740	$286,033	57.8%	$120,644	$30,555	$134,834	27.3%	$(6,546)	$128,288	$18,675	$109,613	$1.32

Six Months Ended July 2, 2016
GAAP	$1,011,806	$590,276	58.3%	$263,987	$62,016	$264,273	26.1%	$(12,188)	$252,085	$29,816	$222,269	$2.72
Adjustments:
Purchased intangibles amortization (a)	—	—	—	(5,055)	—	5,055	0.5%	—	5,055	1,471	3,584	0.04
Stock award modification (b)	—	—	—	(7,085)	—	7,085	0.7%	—	7,085	2,657	4,428	0.05
Restructuring costs, asset impairments, acquisition-related costs & certain other items (c)	—	—	—	(5,588)	—	5,588	0.6%	—	5,588	1,661	3,927	0.05
Certain income tax items (d)	—	—	—	—	—	—	—	—	—	1,630	(1,630)	(0.02)

Adjusted Non-GAAP	$1,011,806	$590,276	58.3%	$246,259	$62,016	$282,001	27.9%	$(12,188)	$269,813	$37,235	$232,578	$2.85

Six Months Ended July 4, 2015
GAAP	$955,144	$557,191	58.3%	$247,385	$59,506	$250,300	26.2%	$(13,181)	$237,119	$35,401	$201,718	$2.41
Adjustments:
Purchased intangibles amortization (a)	—	—	—	(4,974)	—	4,974	0.5%	—	4,974	1,421	3,553	0.04
Restructuring costs, asset impairments, acquisition-related costs & certain other items (c)	—	—	—	(3,288)	—	3,288	0.3%	—	3,288	999	2,289	0.03
Certain income tax items (d)	—	—	—	—	—	—	—	—	—	(3,199)	3,199	0.04

Adjusted Non-GAAP	$955,144	$557,191	58.3%	$239,123	$59,506	$258,562	27.1%	$(13,181)	$245,381	$34,622	$210,759	$2.52

(a)	The Purchased intangibles amortization, a non-cash expense, was excluded to be consistent with how our management evaluates the performance of our core business against our historical operating results and the operating results of our competitors over periods of time.
(b)	The non-cash expense associated with accelerating the vesting of certain stock awards was excluded as the Company believes these expenses are not indicative of normal operating costs.
(c)	Restructuring costs, asset impairments, acquisition-related costs and certain other items were excluded as the Company believes that the cost to consolidate operations and reduce overhead; the cost to complete acquisitions; the non-cash expense to record asset impairments and certain other income or expense items are not normal and do not represent future ongoing business expenses of a specific function or geographic location of the Company.
(d)	Certain income tax items were excluded as these non-cash expenses and benefits represent updates in management’s assessment of ongoing examinations or other tax items that are not indicative of the Company’s normal or future income tax expense.